INVESTMENT IN EQUITY SECURITIES	12 Months Ended
Dec. 31, 2011
INVESTMENT IN EQUITY SECURITIES

11. INVESTMENT IN EQUITY SECURITIES

In May 2008, the Company’s subsidiary, SIM-BCD, acquired an 11% interest in the equity of Dayan Technology Industry Co., Ltd. Shenzhen (“Dayan Shenzhen”) for RMB10,510,000 (equivalent to $1.5 million) in cash. As the Company does not have significant influence on Dayan Shenzhen’s operations, the investment is accounted for under the cost method. In 2011, Dayan Shenzhen incurred a net operating loss of RMB14.7 million which was mainly due to the recognition of impairment on its operating assets. The Company considered this as an indicator of other-than-temporary impairment.

According to ASC 320 and ASC 820, once an indicator for other than temporary impairment exists, the Company should determine the fair value of the non-marketable equity investments using the market approach. The fair value of Dayan Shenzhen thereby determined is categorized as level 3 fair value measurements. The Company assessed the fair value of Dayan Shenzhen as of December 31, 2011 on the basis of comparable companies’ business and market data then available and concluded to record an investment impairment loss of approximately $548,735.